================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 20, 1998


           General Electric Capital Business Asset Funding III Inc. (originator of the General Electric Capital Equipment Loan Trust 1997-A)
       on behalf of General Electric Capital Equipment Loan Trust 1997-A
            (Exact name of registrant as specified in its charter)

          Delaware                      333-23405                91-1788640
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                        10900 NE 4th Street, Suite 550
                          Bellevue, Washington 98004
             (Address of principal executive offices and ZIP code)

Registrant's telephone number, including area code:  (425) 450-3590

                                      N/A
        (Former name or former address, if changed since last report.)

================================================================================

INFORMATION TO BE INCLUDED IN THE REPORT

ITEMS  1 - 4   Not Applicable

ITEM 5 Attached, for the distribution date of October 20, 1998, is the Statement to the Noteholders, filed as Exhibit 99.1, and the Servicer Certificate, filed as Exhibit 99.2.

               On August 14, 1998 General Electric Capital Corporation acquired MetLife Capital Corporation ("Servicer"), MetLife Capital Funding Corporation III ("Transferor") and MetLife Capital Equipment Loan Trust 1997-A ("Issuer"). As a result their names were subsequently changed to General Electric Capital Business Asset Funding Corporation, General Electric Capital Business Asset Funding III Incorporated and General Electric Capital Equipment Loan Trust 1997-A, respectively.

               As a result of the acquisitions, Deloitte & Touche LLP was replaced as the Independent Public Account performing the annual review by KPMG Peat Marwick LLP.

ITEM   6       Not Applicable

ITEM   7       Exhibits

               List of Exhibits:

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of October 20, 1998.

               Exhibit 99.2 Servicer Certificate for the Distribution Date of October 20, 1998.

ITEMS  8 - 9   Not Applicable


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

October 30, 1998        General Electric Capital Business Asset Funding III Inc.


                        By:  /s/Linda Foley
                             ---------------
                             Linda Foley
                             Vice President and Chief Accounting Officer

Exhibit Index

               Exhibits

               Exhibit 99.1 Statement to Noteholders for the Distribution Date of October 20, 1998.

               Exhibit 99.2 Servicer Certificate for the Distribution Date of October 20, 1998.

                                       2